                                                                   EXHIBIT 10.16

                                 STERITECH, INC.

                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

                                TABLE OF CONTENTS

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                                                                                                                 PAGE
I.                DEFINITIONS...................................................................................  1

II.               REGISTRATION; RESTRICTIONS ON TRANSFER........................................................  3
         2.1      Restrictions on Transfer......................................................................  4
         2.2      Demand Registration...........................................................................  5
         2.3      Piggyback Registrations.......................................................................  7
         2.4      Form S-3 Registration.........................................................................  8
         2.5      Obligations of the Company....................................................................  9
         2.6      Termination of Registration Rights............................................................ 10
         2.7      Furnish Information........................................................................... 10
         2.8      Delay of Registration......................................................................... 10
         2.9      Indemnification............................................................................... 10
         2.10     Assignment of Registration Rights............................................................. 12
         2.11     "Market Stand-Off" Agreement.................................................................. 13
         2.12     Amendment of Registration Rights.............................................................. 13
         2.13     Limitation on Subsequent Registration Rights.................................................. 13

III.              COVENANTS OF THE COMPANY...................................................................... 14
         3.1      Basic Financial Information and Reporting..................................................... 14
         3.2      Inspection Rights............................................................................. 14
         3.3      Confidentiality of Records.................................................................... 15
         3.4      Insurance..................................................................................... 15
         3.5      Proprietary Information Agreements............................................................ 15
         3.6      Employee Agreements........................................................................... 15
         3.7      Observer Rights............................................................................... 16
         3.8      Termination of Covenants...................................................................... 16

IV.               RIGHTS OF FIRST REFUSAL....................................................................... 16
         4.1      Subsequent Offerings.......................................................................... 16
         4.2      Exercise of Rights............................................................................ 16
         4.3      Issuance of Equity Securities to Other Persons................................................ 17
         4.4      Termination of Rights of First Refusal........................................................ 17
         4.5      Transfer of Rights of First Refusal........................................................... 17
         4.6      Excluded Securities........................................................................... 17

V.                MISCELLANEOUS................................................................................. 18
         5.1      Governing Law................................................................................. 18
         5.2      Survival...................................................................................... 18
         5.3      Successors and Assigns........................................................................ 18
         5.4      Separability.................................................................................. 19
         5.5      Amendment and Waiver.......................................................................... 19
         5.6      Delays or Omissions........................................................................... 19
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                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

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                                                                                                                PAGE
         5.7      Notices, etc.................................................................................. 19
         5.8      Attorneys' Fees............................................................................... 20
         5.9      Titles and Subtitles.......................................................................... 20
         5.10     Counterparts.................................................................................. 20
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                                       ii.

                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is entered into as of the 1st day of April, 1996, by and among (i) STERITECH, INC., a California corporation (the "Company"), (ii) the purchasers of the Company's Series A Preferred Stock ("Series A Stock") and warrants exercisable for shares of the Company's Series B Preferred Stock (the "Series B Stock") pursuant to that certain Series A Preferred Stock Purchase Agreement/Series B Preferred Stock Warrant Agreement dated as of December 27, 1991 (the "Series A/Series B Purchasers"), (iii) the purchasers of the Company's Series C Preferred Stock (the "Series C Stock") pursuant to those certain Series C Preferred Stock Purchase Agreements dated as of December 10, 1993 and March 14, 1994 (the "Series C Purchasers"), (iv) the purchasers of the Company's Series D Preferred Stock (the "Series D Stock") pursuant to that certain Series D Preferred Stock Purchase Agreement dated as of March 1, 1995 (the "Series D Purchasers"), (v) the purchasers of warrants for Series B Stock and Series C Stock pursuant to those certain Note and Warrant Purchase Agreements dated May 14, 1993 and August 13, 1993 (the "Warrant Holders"), (vi) the purchaser of the Company's Series E Preferred Stock (the "Series E Stock") pursuant to that certain Series E Preferred Stock Purchase Agreement dated as of April 1, 1996 (the "Series E Purchaser") and (vii) COMDISCO, INC. ("Comdisco"). Each of the Series A/Series B Purchasers, the Series C Purchasers, the Series D Purchasers, the Warrant Holders, the Series E Purchaser and Comdisco, and their transferees, shall be known as an "Investor".

         In consideration of the mutual agreements, covenants and considerations and releases contained herein, the parties hereto hereby agree as follows:

                                       I.

                                   DEFINITIONS

         1.1      The term "HOLDER" means:

                  (a) any person owning of record Registrable Securities that have not been sold to the public; or

                  (b) any assignee of record of such Registrable Securities in accordance with Section 2.10 of the Agreement; provided, however:

                         (i)        that for purposes of the Agreement, a record
holder of Series A Stock, Series B Stock, Series C Stock, Series D Stock or Series E Stock convertible into such Registrable Securities shall be treated as the Holder of such Registrable Securities, except that the record holder of any of such shares that are issued upon exercise of the warrants originally issued to Comdisco in connection with leasing transactions: (A) to purchase 20,779 shares of Series A Preferred Stock, (B) to purchase 3,949 shares of Series B Preferred Stock, (C) to


                                       1.

purchase 6,250 shares of Series C Stock and (D) to purchase 4,500 shares of Series D Preferred Stock (the "Comdisco Shares") shall be considered a Holder only for purposes of Sections 2.3 - 2.13 of the Agreement and under those provisions shall be subject to the same terms and conditions with respect to the registration and sale of the shares as would any other Holder; and

                        (ii) that the Company shall in no event be obligated to register the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock or the warrants held by the Warrant Holders and Comdisco, and that Holders of Registrable Securities will not be required to convert or exercise, respectively, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock or the warrants held by the Warrant Holders and Comdisco, into Common Stock in order to exercise registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

         1.2 The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to an registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         1.3      The term "REGISTRABLE SECURITIES" means:

                  (a) Common Stock of the Company issued or issuable upon conversion of:

                         (i)        the Series A Stock issued pursuant to the
Series A/Series B Purchase Agreement;

                        (ii) the Series B Stock issued pursuant to those certain warrants identified on Exhibit A of the Series A/Series B Purchase Agreement;

                       (iii) the Series C Stock issued pursuant to the Series C Stock Purchase Agreements dated as of December 10, 1993 and March 14, 1994;

                        (iv) the Series B Stock and the Series C Stock issued or issuable upon exercise of the warrants issued in connection with the May 14 and August 13, 1993 bridge loan financings by the Company;

                         (v)        the Series D Stock issued pursuant to the
Series D Stock Purchase Agreement dated as of March 1, 1995;

                        (vi) the equity securities issuable pursuant to Sections 4.1 and 4.2 of that certain Development, Manufacturing and Marketing Agreement, dated as of April 1, 1996, between Baxter Healthcare Corporation, a Delaware corporation (together with its affiliates (as such term is defined in the Baxter Agreement), "Baxter"), and the Company (the "Baxter Agreement") and issued to Baxter pursuant to this Agreement; and

                  (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or


                                       2.

other distribution with respect to, or in exchange for or in replacement of, such above-described securities; and

                  (c) for purposes of Sections 2.3 - 2.13 of the Agreement, the term "Registrable Securities" also includes:

                         (i)        Common Stock of the Company issued or
issuable upon conversion of the Preferred Stock issued pursuant to the exercise of the warrants to purchase the Comdisco Shares, and

                        (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities.

         Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement, Rule 144 or Rule 144A or sold in a private transaction in which the transferor's rights are not assigned pursuant to Section 2.10 of the Agreement.

         1.4 The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the calculating total number of shares of the Company's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

         1.5 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         1.6 "SECURITIES LAW" shall mean the California Corporate Securities Law of 1968, as amended.

         1.7 The term "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         1.8 The term "SEC" or "COMMISSION" means the Securities and Exchange Commission.


                                       3.

                                       II.

                     REGISTRATION; RESTRICTIONS ON TRANSFER

         2.1      RESTRICTIONS ON TRANSFER.

                  (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities (or the Common Stock issuable upon the conversion thereof) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.1 and Section 2.11 hereof, provided and to the extent such Sections are then applicable and:

                                  (i)       There is then in effect a
registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                                 (ii)       (A)      Such Holder shall have
notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and

                                            (B)      if reasonably requested by
the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                                (iii)       Notwithstanding the provisions of
paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Holder hereunder.

                  (b) Each certificate representing Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in the Agreement):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE


                                       4.

         ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE COMPANY, AND IN FAVOR OF THE OTHER STOCKHOLDERS, AS PROVIDED IN THE INVESTORS' RIGHTS AGREEMENT.

                  (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities, shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         2.2      DEMAND REGISTRATION.

                  (a) Subject to the conditions of this Section 2.2, if the Company shall receive at any time after the earlier of (i) January 15, 1995, or
(ii) one hundred eighty (180) days from the first underwritten public offering of the Company's Securities (the "Initial Offering"), a written request from the Holders of not less than thirty percent (30%) of the Registrable Securities Then Outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of at least twenty percent (20%) of the Registrable Securities owned by the Initiating Holders (or any lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commission, would exceed $2,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of Section 2.2(b), effect, as soon as practicable, and in any event within 90 days the registration under the Securities Act of all Registrable Securities that the Holders request to be registered in a written request given within twenty (20) days of the receipt of such notice from the Company.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in Section 2.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section


                                       5.

2.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities (prior to any allocation to holders of shares other than Registrable Securities) on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration, and the number of shares that may be included in the underwriting shall be reallocated pursuant to the above allocation formula.

                  (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 2.2. A registration pursuant to this
Section 2.2 may be the Initial Offering.

                  (d) The Company shall not be required to effect a registration pursuant to this Section 2.2 during the period starting with the date of filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to the Initial Offering, provided that the Company is making reasonable and good faith efforts to cause such registration statement to become effective. In addition, the Company shall not be required to effect a registration pursuant to this Section 2.2 if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make its Initial Offering and the registration statement pertaining to such Initial Offering is actually filed within ninety (90) days after such notice.

                  (e) Notwithstanding the foregoing, if the Company furnishes to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that such right to delay a request shall be exercised by the Company no more than once in any one-year period.

                  (f) The Company shall bear all the expenses incurred in connection with the first registration requested pursuant to this Section 2.2 (excluding underwriters' discounts and commissions, which shall be paid by the selling Holders pro rata), including without limitation all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one special counsel for the selling Holders; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn, unless the Holders of a majority in interest of the Registrable Securities agree to forfeit their right to one (1) of the demand registrations permitted pursuant to this Section 2.2; and provided further that if the withdrawal of the registration request results from either (a) intentional actions by the Company outside the normal course of business, or (b) the discovery of information about the Company that is not known at the time of the Initiating


                                       6.

Holders' request made pursuant to Section 2.2(a) that materially reduces the feasibility of the registration proceeding, the Company shall be required to pay expenses pursuant to this subparagraph (f) without the Holders forfeiting their right to a demand registration and such registration shall not be deemed to have been requested. All expenses incurred in connection with any subsequent registration requested pursuant to this Section 2.2 shall be borne by the Holders in proportion to the number of Registrable Securities owned by the Holders included in the registration at the time it goes effective. A registration request shall be deemed to be withdrawn and the Company shall have no obligation with respect to any registration requested pursuant to this
Section 2.2 if by reason of withdrawal therefrom by a Holder of Registrable Securities, the number of shares or aggregate anticipated offering price is less than the amount needed to initially effectuate the Company's obligations pursuant to this Section 2.2; provided, that the Holders shall not be deemed to have forfeited their right to a demand registration and such registration shall not be deemed to have been requested.

         2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company and registration statements initiated by others, but excluding registration statements relating to employee benefit plans and corporate reorganizations) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty
(20) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 3.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; and second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, except that in no event shall the amount of securities of the selling Holders included in the


                                       7.

registration be reduced below twenty percent (20%) of the total amount of securities included in such registration, unless such offering is the Initial Offering, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. For purposes of the preceding concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least five (5) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                  (b) REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the first three registrations under this
Section 2.3 (excluding underwriters' discounts and commissions, which shall be paid by the selling Holders pro rata), including without limitation all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel to the Company, and the reasonable fees and disbursements of one special counsel to the selling Holders. Subsequent registrations under this Section 2.3 shall be borne by the Holders in proportion to the number of Registrable Securities owned by the Holders included in such registration at the time it goes effective.

         2.4 FORM S-3 REGISTRATION. In case the Company shall receive a written request from the Holder of not less than thirty percent (30%) of the Registrable Securities Then Outstanding that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4: (i) if Form S-3 is not available for such offering by the Holders, (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith


                                       8.

judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4, provided that the Company shall not have the right to make such deferral more than one time in any twelve month period, (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with any registration requested pursuant to this Section 2.4 shall be borne by the Holders in proportion to the number of Registrable Securities owned by the Holders included in such registration at the time it goes effective. Registrations pursuant to this Section 2.4 do not reduce the number of registrations to which Holders are entitled pursuant to Section 2.2 or 2.3 hereof.

         2.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.


                                       9.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting will also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated thereon or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         2.6 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted under Section 2.2 and Section 2.3 shall terminate and be of no further force and effect on the dates five (5) years and ten (10) years, respectively, following the Company's Initial Offering.

         2.7 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or
2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         2.8 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

         2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 2.2, 2.3 or 2.4:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as


                                       10.

defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained thereon or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse as incurred, each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person or such Holder.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld;


                                       11.

provided further, that in no event shall any indemnity under this Section 2.9(b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve otherwise than under this Section 2.9.

                  (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be whether the untrue or alleged untrue statement of a material fact supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The obligations of the Company and Holders under this
Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

         2.10 ASSIGNMENT OF REGISTRATION RIGHTS. Except as otherwise provided herein, the rights contained in this Article II may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Article II, provided that (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if he were an original purchaser hereunder and (iii) such transferee or assignee (A) is a wholly owned subsidiary or constituent partner (including limited partners) or affiliate of the transferring Holder, or (B) acquires at least ten thousand (10,000) shares (as presently constituted) of the Registrable Securities, or


                                       12.

(C) acquires all of the shares then held by the transferring Holder and, provided further, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

         For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Article II.

         2.11 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period or duration specified by the Company and any underwriter of common stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                  (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                  (b)      such period shall not exceed 180 days; and

                  (c) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         2.12 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Article II may be amended, and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of not less than two-thirds (2/3) in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.12 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article II, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

         2.13 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of not less than two-thirds (2/3) in interest of the Registrable Securities, enter into any agreement with any


                                       13.

holder or prospective holder of any securities of the Company that would permit such holder to require the Company to register any securities held by such holder if the granting of such registration rights has been authorized by a vote of at least four members of the Board of Directors; provided, however, that the Company may obligate itself to register securities issued in connection with credit or leasing transactions without the prior written consent of the Holders.

                                      III.

                            COVENANTS OF THE COMPANY

         3.1      BASIC FINANCIAL INFORMATION AND REPORTING.

                  (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                  (b) So long as a Holder shall own shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock and Series E Stock with an aggregate original issuance price of $500,000, the Company shall: (i) as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, furnish such Holder a consolidated balance sheet of the Company, as of the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles ("GAAP") and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail (such balance sheet and statement of income shall be accompanied by a report and opinion thereon by independent certified public accountants of national standing selected by the Company's Board of Directors); (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 30 days thereafter, furnish such Holder a consolidated balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with GAAP, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made; and (iii) furnish at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year; and (iv) within thirty
(30) days after the end of each month, an unaudited balance sheet and a statement of operations, prepared in accordance with GAAP, which also set forth applicable budget figures and variances from budget, and within a reasonable time after a request therefor, all reports relating to the Company that the Board of Directors of the Company deems reasonable to provide.

         3.2 INSPECTION RIGHTS. So long as a Holder shall own shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock and Series E Stock with an aggregate original issuance price of $500,000, such Holder shall have the right to visit and inspect any of the


                                       14.

properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

         3.3 CONFIDENTIALITY OF RECORDS. Each Holder agrees to use its best efforts to insure that its authorized representatives use, the same degree of care as such Holder uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Holder may disclose such proprietary or confidential information (excluding technical information but including financial and other general business information) with the prior written consent of the Company. Notwithstanding the foregoing, the prior written consent of the Company shall not be required if such non-technical proprietary or confidential information is to be disclosed to a Holder's counsel or accountant, or to an officer, director, parent, subsidiary or general or limited partner of a Holder, or to employees of, or consultants to, a Holder on a "need to know" basis, provided that the Holder shall inform the recipient of the confidential nature of such information.

         3.4 INSURANCE. The Company will maintain "key-person" life insurance on the lives of George D. Cimino, Laurence Corash, John E. Hearst, Stephen T. Isaacs and Lily Lin, in the amount of $1,000,000 for each person, with the Company named as beneficiary. The Company will maintain insurance coverage against loss or damage to the Company's properties and business in the amounts and on the terms and conditions as Board of Directors shall reasonably determine.

         3.5 PROPRIETARY INFORMATION AGREEMENTS. The Company shall enter into agreements substantially in the form of Exhibit A attached hereto, in a timely manner, with each of its technical employees and consultants.

         3.6 EMPLOYEE AGREEMENTS. All current and future employees, officers and consultants of the Company who shall, subsequent to the Closing Date, purchase or receive options to purchase shares of the Company's Common Stock shall (unless the Board of Directors shall direct otherwise) be required to execute stock purchase or option agreements providing for vesting of shares no less restrictive than as follows: one-eighth of the total number of shares subject to such an agreement six months after the date of employment or commencement of consulting relationship and one forty-eighth of the total number of shares subject to such an agreement each month thereafter. Upon the termination of an employee, officer or consultant, with or without cause, the Company or its assignee will (unless the Board of Directors shall direct otherwise) have the option to repurchase the unvested portion of such shares held by the employee, officer or consultant at cost. Such stock purchase or option agreements shall (unless the Board of Directors shall direct otherwise) also provide for (i) no transfers prior to vesting, (ii) a right of first refusal on any vested shares terminating not prior to the initial public offering of the Company's securities and (iii) a "lock-up" provision of at least 180 days after the initial public offering of the Company's securities.


                                       15.

         3.7 OBSERVER RIGHTS. If the Holders do not have a member on the Company's Board of Directors for whatsoever reason, the Company shall invite at least one representative of the Holders (chosen by written consent of a majority in interest of the Holders) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel.

         3.8 TERMINATION OF COVENANTS. The covenants contained in this Article III hereof shall expire and terminate upon the consummation of the Initial Offering.

                                       IV.

                             RIGHTS OF FIRST REFUSAL

         4.1 SUBSEQUENT OFFERINGS.

                  (a) So long as the Baxter Agreement is in effect and Baxter is not in material breach of its obligations thereunder, Baxter shall have a right of first refusal to purchase up to nineteen and nine-tenths percent (19.9%) of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 below.

                  (b) Each Holder other than Baxter shall have a right of first refusal to purchase its pro rata share of all Equity Securities remaining, if any, after taking into account Baxter's exercise of its rights of first refusal set forth in Sections 4.1(a) and 4.2(a) hereof. Each Holder's pro rata share of Equity Securities shall be defined as the ratio of the number of Registrable Securities with respect to which such Holder is deemed to be holder immediately prior to the issuance of such Equity Securities to the total number of shares of Common Stock of the Company outstanding or issuable upon conversion of outstanding Equity Securities (excluding any of the same held by Baxter).

                  (c) The term "Equity Securities" shall mean (i) any capital stock of the Company, (ii) any security convertible, with or without consideration, into any stock or similar security, (iii) any option, warrant or right to subscribe to or purchase any capital stock.

         4.2 EXERCISE OF RIGHTS.

                  (a) If the Company proposes to issue any Equity Securities, it shall give Baxter written notice of its intention, describing the Equity Securities, the price, and the terms and conditions upon which the Company proposes to issue the same. Baxter shall have twenty (20)


                                       16.

days from the giving of such notice (the "Baxter Notice Period") to agree to purchase up to the nineteen and nine-tenths percent (19.9%) of such Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of such Equity Securities to be purchased.

                  (b) As soon as practically possible after the end of the Baxter Notice Period, the Company shall give the Holders other than Baxter written notice of its intention to issue those Equity Securities remaining after Baxter's exercise of its right of first refusal, which notice shall describe such Equity Securities, the price, and the conditions upon which the Company proposes to issue the same. Each Holder other than Baxter shall have twenty (20) days from the giving of such notice to agree to purchase its pro rata share of Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of such Equity Securities to be purchased. If any such Holder does not elect to purchase its full pro rata share of such Equity Securities, the Company shall promptly inform each Holder other than Baxter which purchases all of the Equity Securities available to it ("Fully Exercising Holder") of any other Holder's failure to do likewise. During the ten-day period commencing after the mailing of such information, each Fully Exercising Holder shall be entitled to purchase its pro rata share of Equity Securities offered by the Company but unsold. Duly Registrable Securities held by Fully Exercising Holders shall be considered in determining each Fully Exercising Holder's pro rata share.

         4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. The Company shall have sixty (60) days after the end of the Baxter Notice Period to sell those Equity Securities offered by the Company but not sold at a price and upon terms and conditions no more favorable to the purchasers thereof than those specified in the Company's notices to the Holders pursuant to Section 4.2 hereof. If the Company has not sold the Equity Securities within such sixty (60) days, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Holders provided above.

         4.4 TERMINATION OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Article IV shall terminate immediately prior to the consummation of the Initial Offering.

         4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL.

                  (a)      The rights of first refusal of Baxter under this
Article IV may not be transferred.

                  (b) The rights of first refusal of each Holders under this Article IV may be transferred to a party to whom a transfer or assignment of registration rights may be made pursuant to Section 2.10 hereof and only if made concurrently with the transfer of such registration rights to such party.

         4.6 EXCLUDED SECURITIES. The rights of first refusal established by this Article IV shall have no application to any of the following Equity
Securities:


                                       17.

                  (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements;

                  (b) stock issued pursuant to any rights or agreements outstanding as of the date of that certain Series E Stock Purchase Agreement by and between the Company and Baxter entered into as of April 1, 1996, including, without limitation, convertible securities, options and warrants; and stock issued pursuant to any such rights or agreements granted after the date of such agreement, provided that the rights of first refusal established by this Article IV applied with respect to the initial sale or grant by the Company of such rights or agreements;

                  (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

                  (d) any Equity Securities that are issued by the Company as part of an Initial Offering;

                  (e) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

                  (f) shares of Common Stock issued pursuant to any leasing or credit arrangement for other than primarily equity financing purposes; and

                  (g) Equity Securities sold to Baxter pursuant to Sections 4.1 or 4.2 of the Baxter Agreement.


                                       V.

                                  MISCELLANEOUS

         5.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

         5.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time;


                                       18.

provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         5.4 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         5.5 AMENDMENT AND WAIVER.

                  (a) This Agreement may be amended or modified only upon the written consent of the Holders of not less than a two-thirds (2/3) in interest of the Registrable Securities. Notwithstanding the foregoing, so long as Baxter is not in default of the Baxter Agreement or this Agreement and continues to hold at least ninety percent (90%) of the stock that it has purchased pursuant to the Baxter Agreement and this Agreement, through the date of the proposed amendment or modification of this Agreement, Sections 4.1(a) and 4.2(a) of this Agreement may be amended or modified only upon the written consent of Baxter.

                  (b) The obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the Holders of not less than a two-thirds (2/3) in interest of the Registrable Securities.

                  (c) Except to the extent provided in this Section 5.5, neither this Agreement nor any provision hereof may be changed, waived, discharged, or terminated, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

         5.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

         5.7 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid, and, if to an address outside the United States of America, by telex or facsimile transmitted substantially concurrently with the mailing of such written notice, addressed:
(a) if to a Holder, at such Holder's address as set forth on the Company's records,


                                      19.

or at such other address as such Holder shall have furnished to the Company in writing or (b) if to the Company, at its address as set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the Holders in writing.

         5.8 ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

         5.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                                       20.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

STERITECH, INC.
2525 Stanwell Drive, Suite 300
Concord, CA  94520

By:   /s/ Stephen T. Isaacs
      -------------------------
Title:          President
      -------------------------

INVESTORS:

MR. VINCENT E. WRIGHT

By:   /s/ Vincent Wright
      -------------------------
Title:
      -------------------------
                (Title)

MR. CLAUDE L. GANZ

By:   /s/ Claude L. Ganz
      -------------------------
                (Title)

DOWN, ANN M., TRUSTEE FBO ANN M. DOWN REV TRUST U/A/D 09/22/95

By:   /s/ Ann M. Down
      -------------------------
                Trustee
      -------------------------
                (Title)


                                       21.

MR. JAMES D. WOLFENSOHN

By:   /s/ James D. Wolfensohn
      -------------------------

      -------------------------
               (Title)

MR. GEORGE D. CIMINO

By:  /s/ George D. Cimino
      -------------------------

      -------------------------
                (Title)

KURT A. LATTA PROFIT SHARING PLAN

By:   /s/ Kurt A. Latta
      -------------------------
                Trustee
      -------------------------
                (Title)

MR. KURT A. LATTA TRUSTEE OF THE KURT A. LATTA PENSION PLAN

By:   /s/ Kurt A. Latta
      -------------------------
                Trustee
      -------------------------
                (Title)

MR. LATTA, KURT A., TTEE (FOR RACHEL LATTA) OF THE 1990 LATTA IRREVOCABLE TRUST, SUBTRUST FOR RACHEL LATTA

By:   /s/ Kurt A. Latta
      -------------------------
                Trustee
      -------------------------
                (Title)


                                       22.

MR. LATTA, KURT A., TTEE (FOR ANTHONY LATTA) OF THE 1990 LATTA IRREVOCABLE TRUST, SUBTRUST FOR ANTHONY LATTA

By:   /s/ Kurt A. Latta
      -------------------------
                Trustee
      -------------------------
                (Title)

MR. LATTA, KURT A., TTEE (FOR ALEXANDRA LATTA) OF THE 1990 LATTA IRREVOCABLE TRUST, SUBTRUST FOR ALEXANDRA LATTA

By:   /s/ Kurt A. Latta
      -------------------------
                Trustee
      -------------------------
                (Title)

MR. LATTA, KURT A., TTEE OF THE 1990 FAMILY TRUST

By:   /s/ Kurt A. Latta
      -------------------------
                Trustee
      -------------------------
                (Title)

KING, ROBERT ELIOT, DOROTHY JONES KING, TRUSTEES OF THE KING LIVING TRUST U/A/D JUNE 19, 1989

By:   /s/ Robert Eliot King
      -------------------------
By:   /s/ Dorothy Jones King
      -------------------------
                Trustees
      -------------------------
                (Title)


                                       23.

SAN FRANCISCO INTERNATIONAL INVESTORS

By:   /s/ Robert E. King
      -------------------------
           Managing Partner
      -------------------------
                (Title)

THE R.E.K. PROFIT SHARING PLAN

By:   /s/ Robert E. King
      -------------------------
                Trustee
      -------------------------
                (Title)

KING, ROBERT ELIOT, TRUSTEE UNDER THE TRUST OF THE R.E.K. PROFIT SHARING PLAN

By:   /s/ Robert E. King
      -------------------------
                Trustee
      -------------------------
                (Title)

DONALD L. LUCAS, TTEE DONALD L. LUCAS PROFIT SHARING TRUST DATED 1/1/87

By:   /s/ Donald L. Lucas
      -------------------------
           Successor Trustee
      -------------------------
                (Title)

RICHARD M. LUCAS CANCER FOUNDATION

By:   /s/ Donald L. Lucas
      -------------------------
        Chairman of the Board
      -------------------------
                (Title)


                                       24.

DONALD L. LUCAS, TTEE, DONALD L. LUCAS & LYGIA S. LUCAS TRUST AGREEMENT DATED 12/3/84

By:   /s/ Donald L. Lucas
      -------------------------
                Trustee
      -------------------------
                (Title)

CAROL P. PALKOVIC

By:   /s/ Carol P. Palkovic
      -------------------------

      -------------------------
                (Title)

SAND HILL FINANCIAL COMPANY

By:   /s/ Donald L. Lucas
      -------------------------
            General Partner
      -------------------------
                (Title)

ST. MARY'S COLLEGE

By:   /s/ Raymond J. White
      -------------------------
       Chief Financial Officer
      -------------------------
                (Title)

MR. CARL HANSON

By:   /s/ Carl Hanson
      -------------------------

      -------------------------
                (Title)

                                       25.

THE TRUSTEES OF THE WALLACE R. HAWLEY AND ALEXANDRA HAWLEY REVOCABLE TRUST, U/A/D 7/30/92

By:   /s/ Wallace R. Hawley
      -------------------------
                Trustee
      -------------------------
                (Title)

MR. ROBERT J. OSTER TRUSTEE OF THE NIKLAS OSTERSMITH 1995 IRREVOCABLE TRUST, DATED APRIL 16, 1995

By:   /s/ Robert J. Oster
      -------------------------
                Trustee
      -------------------------
                (Title)

ROBERT J. & MARION E. OSTER, TTEES OSTER FAMILY REVOCABLE TRUST, DTD 10/5/76

By:   /s/ Robert J. Oster
      -------------------------
                Trustee
      -------------------------
                (Title)

MARK & SUZANNE OSTERSMITH

By:   /s/ Robert Ostersmith
      -------------------------
          Power of Attorney
      -------------------------
                (Title)

MR. ROY KIRKORIAN

By:   /s/ Roy Kirkorian
      -------------------------

      -------------------------
                (Title)


                                       26.

A. CRAWFORD COOLEY

By:   /s/ A. Crawford Cooley
      -------------------------------

      -------------------------------
                (Title)

FRANK C. HERRINGER & MARYELLEN CATTANI HERRINGER

By:   /s/ Frank C. Herringer
      -------------------------------

By:   /s/ Maryellen Cattani Herringer
      -------------------------------

      -------------------------------
                (Title)

ERTOLA, ALEXANDRA LUCAS, C/F FOR JOHN PATRICK ERTOLA UTMA CA 21

By:   /s/ Alexandra Ertola
      -------------------------------
              Custodian
      -------------------------------
                (Title)

ERTOLA, ALEXANDRA LUCAS, C/F FOR JOSEPH LUCAS ERTOLA UTMA CA 21

By:   /s/ Alexandra Ertola
      -------------------------------
                Custodian
      -------------------------------
                (Title)

ERTOLA, ALEXANDRA LUCAS, C/F FOR NICHOLAS ALEXANDER ERTOLA UTMA CA 21

By:   /s/ Alexandra Ertola
      -------------------------------
                Custodian
      -------------------------------
                (Title)


                                       27.

QUEST VENTURES INTERNATIONAL

By: /s/ Lucien Ruby
    ------------------------------------------
    General Partner of the General Partnership
    ------------------------------------------
                      (Title)

QUEST VENTURES II

By: /s/ Lucien Ruby
    ------------------------------------------
    General Partner of the General Partnership
    ------------------------------------------
                      (Title)

JOHN W. LUCAS, CO-TTEE LUCAS FAMILY TRUST, DTD 6/4/80

By: /s/ John W. Lucas
    ------------------------------------------
                    Co-Trustee
    ------------------------------------------
                      (Title)

GERALD C. DOWN

By: /s/ Gerald C. Down
    ------------------------------------------

    ------------------------------------------
                      (Title)

MR. MORTON L. TOPFER

By: /s/ Morton L. Topfer
    ------------------------------------------

    ------------------------------------------
                      (Title)


                                       28.

MR. ROBERT DAVID SPRENG

By:/s/ Robert David Spreng
   --------------------------------

   --------------------------------
               (Title)

DR. SCOTT MURPHY

By:/s/ Scott Murphy
   --------------------------------

   --------------------------------
               (Title)

JOHN W. AND MARY G. LUCAS, CO-TTEE LUCAS TRUST A - UWO LEO J. LUCAS

By:/s/ John W. Lucas
   --------------------------------
              Co-Trustee
   --------------------------------
               (Title)

DAIN BOSWORTH, INC., CUSTODIAN FBO YUVAL ALMOG SEP.-IRA IFG OPERATIONS GROUP/IRA DEPT.

By:/s/ P. H. Colbert
   --------------------------------
         First Vice President
   --------------------------------
               (Title)

JOSEPH B. COSTELLO AND MARGARET M. COSTELLO, TTEES OF THE COSTELLO FAMILY TRUST DTD 10/21/92

By:/s/ Joseph B. Costello
   --------------------------------

   --------------------------------
               (Title)


                                       29.

MR. LAURENCE CORASH

By:/s/ Laurence Corash
   --------------------------------

   --------------------------------
                (Title)

MR. DAVID KOEHLER

By:/s/ David Koehler
   --------------------------------

   --------------------------------
                (Title)

VISIPLEX INVESTMENTS LIMITED, A DELAWARE LIMITED PARTNERSHIP

By:/s/ Ben Joseph
   --------------------------------

            General Partner
   --------------------------------
                (Title)

MR. MICHAEL L. SWEENEY

By:/s/ Michael L. Sweeney
   --------------------------------

   --------------------------------
                (Title)

MS. LAURI S. GRUBB

By:/s/ Lauri S. Grubb
   --------------------------------

   --------------------------------
                (Title)


                                       30.

I. P. (KIP) KNELMAN

By:/s/ I. P. (Kip) Knelman
   --------------------------------

   --------------------------------
                (Title)

MR. LARRY R. HILL

By:/s/ Larry R. Hill
   --------------------------------

   --------------------------------
                (Title)

MR. WARREN G. CHRISTIANSON

By:/s/ W. G. Christianson
   --------------------------------

   --------------------------------
                (Title)

THERESE ANDERSON

By:/s/ Therese M. Anderson
   --------------------------------

   --------------------------------
                (Title)

MR. HAROLD W. MILNER

By:/s/ Harold W. Milner
   --------------------------------

   --------------------------------
                (Title)


                                       31.

DR. JEFFERY MCCULLOUGH

By:/s/ Jeffery McCullough
   --------------------------------

   --------------------------------
                (Title)

MR. PAUL K. JOAS

By:/s/ Paul K. Joas
   --------------------------------

   --------------------------------
                (Title)

CHERI L. AND THOMAS G. KAMP

By:/s/ Thomas G. Kamp
   --------------------------------

By:/s/ Cheri L. Kamp
   --------------------------------

   --------------------------------
                (Title)

MR. RICHARD E. STRUTHERS

By:/s/ Richard E. Struthers
   --------------------------------

   --------------------------------
                (Title)

ROBERT F. SHAW, M.D., TTEE ROBERT FRANCIS SHAW 1990 TRUST

By:/s/ Robert F. Shaw, M.D.
   --------------------------------
                Trustee
   --------------------------------
                (Title)


                                       32.

CLEARWATER VENTURES, L.P.

By:/s/ Donald W. Weeden
   --------------------------------
           General Partner
   --------------------------------
                (Title)

MR. WAYNE G. JOHNSON

By:/s/ Wayne Johnson
   --------------------------------

   --------------------------------
                (Title)

MOTETE CORPORATION

By:/s/ Gabriel de la Guardia
   --------------------------------
             President
   --------------------------------
                (Title)

MR. DOUGLAS H. STICKNEY AND KIMBERLY A. STICKNEY

By:/s/ Douglas Stickney
   --------------------------------

By:/s/ Kimberly A. Stickney
   --------------------------------

   --------------------------------
                (Title)

MR. FRANK W. MCBEE JR.

By:/s/ Frank W. McBee
   --------------------------------

   --------------------------------
                (Title)


                                       33.

MR. JAYE F. DYER

By:/s/ Jaye F. Dyer
   --------------------------------

   --------------------------------
                (Title)

N. BUD GROSSMAN REVOCABLE TRUST, DTD 8/22/83

By:/s/ N. Bud Grossman
   --------------------------------
                Trustee
   --------------------------------
                (Title)

MS. BEVERLY N. GROSSMAN

By:/s/ Beverly N. Grossman
   --------------------------------

   --------------------------------
                (Title)

MR. KENNETH W. STICKNEY

By:/s/ Ken W. Stickney
   --------------------------------

   --------------------------------
                (Title)

MR. ALBERTO PEREZ

By:/s/ Alberto Perez
   --------------------------------

   --------------------------------
                (Title)


                                       34.

MR. JAMES DODGE

By:/s/ James Dodge
   --------------------------------------------

   --------------------------------------------
                      (Title)

MS. SUZANNE KNELMAN

By:/s/ Suzanne Knelman
   --------------------------------------------

   --------------------------------------------
                      (Title)

BAXTER HEALTHCARE CORPORATION

By:/s/ Victor Schmitt
   --------------------------------------------
   President, Venture Management, Biotech Group

   --------------------------------------------
                      (Title)

DR. HARRY B. GREENBERG

By:/s/ Harry Greenberg
   --------------------------------------------

   --------------------------------------------
                      (Title)

MR. STEVEN G. ROTHMEIER

By:/s/ Steven G. Rothmeier
   --------------------------------------------

   --------------------------------------------
                      (Title)


                                      35.

MR. WAYNE MILLS

By:/s/ Wayne W. Mills
   ---------------------------------------

   ---------------------------------------
                      (Title)

MR. JEFF WERBALOWSKY

By:/s/ Jeffery Werbalowsky
   ---------------------------------------

   ---------------------------------------
                      (Title)

J. ROBERT COLEMAN & DIANE S. COLEMAN

By:/s/ Diane S. Coleman
   ---------------------------------------

By:/s/ J. Robert Coleman
   ---------------------------------------

   ---------------------------------------
                      (Title)

MR. NEIL N. LAPIDUS, C.P.A.

By:/s/ Neil Lapidus
   ---------------------------------------

   ---------------------------------------
                      (Title)

MS. ANNE F. HOLLORAN

By:/s/ Anne F. Holloran
   ---------------------------------------

   ---------------------------------------
                      (Title)


                                       36.

CORAL PARTNERS II, A LIMITED PARTNERSHIP
By:  Coral Partners IV, Limited Partnership,
      its general partner

By:/s/ Peter H. McNerney
   ---------------------------------------
                  General Partner
   ---------------------------------------
                      (Title)

CORAL PARTNERS IV, LIMITED PARTNERSHIP

By:/s/ Peter H. McNerney
   ---------------------------------------
                  General Partner
   ---------------------------------------
                      (Title)

PETER H. MCNERNEY

By:/s/ Peter H. McNerney
   ---------------------------------------

   ---------------------------------------
                      (Title)

YUVAL ALMOG

By:/s/ Yuval Almog
   ---------------------------------------

   ---------------------------------------
                      (Title)

MR. MARK C. HEADRICK

By:/s/ Mark C. Headrick
   ---------------------------------------

   ---------------------------------------
                      (Title)


                                       37.

LINDA L. WATCHMAKER

By:/s/ Linda L. Watchmaker
   ---------------------------------------

   ---------------------------------------
                      (Title)

LUCAS, DONALD A. C/F MARY A. LUCAS UTMA CA 21

By:/s/ Donald A. Lucas
   ---------------------------------------
                     Custodian
   ---------------------------------------
                      (Title)

LUCAS, DONALD A. C/F JACK B. LUCAS UTMA CA UNTIL AGE 21

By:/s/ Donald A. Lucas
   ---------------------------------------
                     Custodian
   ---------------------------------------
                      (Title)

KEN PREMINGER

By:/s/ Ken Preminger
   ---------------------------------------

   ---------------------------------------
                      (Title)

HEARST, DAVID PAUL IRREVOCABLE TRUST, U/A 4/7/89

By:/s/ John E. Hearst
   ---------------------------------------
                      Trustee
   ---------------------------------------
                      (Title)


                                       38.

HEARST, LESLIE JEAN IRREVOCABLE TRUST, U/A 4/7/89

By:/s/ John E. Hearst
   ---------------------------------------
                      Trustee

   ---------------------------------------
                      (Title)

MR. JOHN E. HEARST

By:/s/ John E. Hearst
   ---------------------------------------

   ---------------------------------------
                      (Title)

MR. PETER HOWLEY

By:/s/ Peter Howley
   ---------------------------------------

   ---------------------------------------
                      (Title)

ANDREW L. CHASE OR LAURA A. CHASE, TTEES CHASE 1991 REVOCABLE TRUST, DTD
4/2/91

By:/s/ Andrew Chase
   ---------------------------------------

   ---------------------------------------
                      (Title)

ARNOLD N. SILVERMAN, TTEE SILVERMAN FAMILY TRUST DTD 6/22/88

By:/s/ Arnold N. Silverman
   ---------------------------------------
                     Truestee
   ---------------------------------------
                      (Title)


                                       39.

CHASE 1991 REVOCABLE TRUST, DTD 4/2/91

By:/s/ Andrew Chase
   ---------------------------------------

   ---------------------------------------
                      (Title)

THIBODEAU, GEORGE M. C/F MICHAEL A. THIBODEAU UTMA CA 21

By:/s/ George M. Thibodeau
   ---------------------------------------
                     Custodian
   ---------------------------------------
                      (Title)

GC&H INVESTMENTS

By:/s/ Kenneth L. Guernsey
   ---------------------------------------
                 Executive Partner
   ---------------------------------------
                      (Title)

MR. JEFFREY L. WALKER

By:/s/ Jeffrey Walker
   ---------------------------------------

   ---------------------------------------
                      (Title)

THIBODEAU, GEORGE M., C/F ANN ALEANDRA THIBODEAU UTMA CA 21

By:/s/ George M. Thibodeau
   ---------------------------------------
                     Custodian
   ---------------------------------------
                      (Title)


                                       40.

MS. LILY LIN

By:/s/ Lily Lin
   ---------------------------------------

   ---------------------------------------
                      (Title)

MR. HENRY RAPOPORT

By:/s/ Henry Rapoport
   ---------------------------------------

   ---------------------------------------
                      (Title)

MR. WALTER S. HUFF, JR.

By:/s/ Walter S. Huff
   ---------------------------------------

   ---------------------------------------
                      (Title)

LARRY G. GERDES IRREVOCABLE TRUST

By:/s/
   ---------------------------------------
                      Trustee
   ---------------------------------------
                      (Title)

GERDES HUFF INVESTMENTS

By:/s/ Larry Gerdes
   ---------------------------------------
                  General Partner
   ---------------------------------------
                      (Title)


                                       41.

MR. LARRY G. GERDES

By:/s/ Larry Gerdes
   ---------------------------------------

   ---------------------------------------
                      (Title)

THE BC GROUP

By:/s/ Larry Gerdes
   ---------------------------------------
                       Agent
   ---------------------------------------
                      (Title)

HENRY STICKNEY, TRUSTEE OF THE STICKNEY FAMILY TRUST DTD 11/26/86

By:/s/ Henry E. Stickney
   ---------------------------------------
                      Trustee
   ---------------------------------------
                      (Title)

MR. B.J. CASSIN CONSERVATOR FOR ROBERT CASSIN

By:/s/ B. J. Cassin
   ---------------------------------------

   ---------------------------------------
                      (Title)

BRENDAN JOSEPH CASSIN AND ISABEL B. CASSIN, TRUSTEES OF THE CASSIN FAMILY TRUST U/D/T DATED JANUARY 31, 1996

By:/s/ B. J. Cassin
   ---------------------------------------
                      Trustee
   ---------------------------------------
                      (Title)


                                       42.

MR. JOHN TESSMAN

By:/s/ John Tessman
   ---------------------------------------

   ---------------------------------------
                      (Title)

CASSIN FAMILY PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

By:/s/ B. J. Cassin
   ---------------------------------------
                  General Partner
   ---------------------------------------
                      (Title)

THE TRUSTEES OF THE WALLACE R. HAWLEY AND ALEXANDRA HAWLEY REVOCABLE TRUST U/A/D 07/30/92

By:/s/ Wallace R. Hawley
   ---------------------------------------
                      Trustee
   ---------------------------------------
                      (Title)

JANICE STICKNEY

By:/s/ Janice L. Stickney
   ---------------------------------------

   ---------------------------------------
                      (Title)

MR. GREGORY VAUGHAN

By:/s/ Gregory Vaughan
   ---------------------------------------

   ---------------------------------------
                      (Title)


                                       43.

STEPHEN F. BULLOCK, TTEE STEPHEN F. BULLOCK & LINDA BULLOCK TRUST, DTD
11/15/90

By:/s/ Stephen F. Bullock
   --------------------------------------------------
                      Trustee
   --------------------------------------------------
                      (Title)

MR. ROBERT A. COOLEY

By:/s/ Robert A. Cooley
   --------------------------------------------------

   --------------------------------------------------
                      (Title)

STANFORD UNIVERSITY

By:/s/ Carol Gilmer
   --------------------------------------------------
   Assistant Secretary, the Board of
   Trustees of the Leland Standford Junior University
   --------------------------------------------------
                      (Title)

MR. RAYMOND BINGHAM

By:/s/ Raymond Bingham
   --------------------------------------------------

   --------------------------------------------------
                      (Title)

MR. RONALD P. ANTIPA

By:/s/ Ronald P. Antipa
   --------------------------------------------------

   --------------------------------------------------
                      (Title)


                                       44.

DELAPORTA PARTNERSHIP

By:/s/ Angelo Delaporta
   ---------------------------------------
                  General Partner
   ---------------------------------------
                      (Title)

ANGELO DELLAPORTA, TRUSTEE DELLAPORTA FAMILY TRUST, DTD 8/16/82

By:/s/ Angelo Dellaporta
   ---------------------------------------
                      Trustee
   ---------------------------------------
                      (Title)

MR. STEPHEN T. ISAACS
   ---------------------------------------
By:/s/ Stephen Isaacs
   ---------------------------------------

   ---------------------------------------
                      (Title)


                                       45.